Exhibit 10.5

Execution Copy

ADOPTION AGREEMENT

BETWEEN

BREITBURN ENERGY COMPANY L.P.

AND

BREITBURN MANAGEMENT COMPANY, LLC

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.1	Definitions	1
Section 1.2	Construction	3

ARTICLE II

ADOPTION OF INCENTIVE COMPENSATION PLANS AND AGREEMENTS

Section 2.1	Adoption of Existing BreitBurn Management Plans	3
Section 2.2	Employment Agreements	3

ARTICLE III

AMENDMENTS TO ADOPTED PLANS AND OUTSTANDING AWARDS

Section 3.1	Adoption by BreitBurn Management	4
Section 3.2	Amendments to Phantom Options under the Phantom Option Plan	4
Section 3.3	Amendments to Founders Options under the Founders Plan	4
Section 3.4	Amendments to LTIP and Jackson PTUs	5
Section 3.5	UAR Plan	5

ARTICLE IV

IRC § 409A COMPLIANCE

ARTICLE V

GENERAL PROVISIONS

Section 5.1	General Provisions	6
Section 5.2	Further Action	6
Section 5.3	Binding Effect	6
Section 5.4	Integration	6
Section 5.5	Creditors	7
Section 5.6	Waiver	7
Section 5.7	Counterparts	7
Section 5.8	Applicable Law	7
Section 5.9	Invalidity of Provisions	7
Section 5.10	Amendment or Restatement	7

ADOPTION AGREEMENT

i

ADOPTION AGREEMENT

THIS ADOPTION AGREEMENT is entered into on, and effective as of October 10, 2006 (the “Effective Date”), between BreitBurn Energy Company L.P., a Delaware limited partnership (the “BreitBurn Energy”), and BreitBurn Management Company, LLC, a Delaware limited liability company (“BreitBurn Management,” and collectively with BreitBurn Energy, the “Parties” and each, a “Party”).

RECITALS

A.            BreitBurn Energy currently employs certain individuals who operate its business;

B.            BreitBurn Management has been organized to provide certain services to BreitBurn Energy and the newly created BreitBurn Energy Partners L.P. (the “Partnership”) and to operate the businesses of both BreitBurn Energy and the Partnership and to fulfill other general and administrative functions relating to such businesses;

C.            BreitBurn Management will employ the former employees of BreitBurn Energy and assume the obligations of BreitBurn Energy to such employees; and

D.            BreitBurn Energy has certain employee benefit plans that will be assumed by BreitBurn Management.

NOW, THEREFORE, BreitBurn Energy and BreitBurn Management agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1             Definitions.  The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Adopted Plans” means the LTIP, the UAR Plan and the Founders Plan.

“Agreement” means this Adoption Agreement, as it may be amended, supplemented or restated from time to time.

“Base Price” shall have the meaning set forth in the Founders Plan.

“BreitBurn Energy” is defined in the introductory paragraph.

“BreitBurn Management” is defined in the introductory paragraph.

“Breitenbach Agreement” is defined in Section 2.2.

“Co-CEO  Employment Agreements” is defined in Section 2.2.

“Distributions” shall have the meaning set forth in the Founders Plan.

“Effective Date” is defined in the introductory paragraph.

“Employment Agreements” is defined in Section 2.2.

“Exercise Date” shall have the meaning set forth in the Founders Plan.

“Founders Options” is defined in Section 3.3.

“Founders Plan” is defined in Section 2.1.

“IPO Date” means the date on which the initial offering and sale of common units in the Partnership to the public is completed.

“Jackson Agreement”  is defined in Section 2.2.

“LTIP” is defined in Section 2.1.

“Original Jackson Agreement” is defined in Section 2.2.

“Parties” is defined in the introductory paragraph.

“Partnership” is defined in the introductory paragraph.

“Partnership Interest” shall have the meaning set forth in the Founders Plan.

“Partnership Valuation” shall have the meaning set forth in Section 6.6.1 of the Limited Partnership Agreement of BreitBurn Energy.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Phantom Option Plan” is defined in Section 2.2.

“Phantom Options” is defined in Section 3.2.

“PTUs” is defined in Section 3.4.

“Retained Business” is defined in Section 3.3.

“RTUs” is defined in Section 3.4.

“Transferred Business” is defined in Section 3.3.

“UAR Plan” is defined in Section 2.1.

“Washburn Agreement” is defined in Section 2.2.

Other terms defined herein have the meanings so given them.

Section 1.2             Construction.  Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) references to Exhibits refer to the Exhibits attached to this Agreement, each of which is made a part hereof for all purposes; (d) the terms “include”, “includes”, “including” and words of like import shall be deemed to be followed by the words “without limitation;” (e) the terms “hereof,” “herein” and “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; and (f) references to money refer to legal currency of the United States of America.  The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

ADOPTION OF INCENTIVE COMPENSATION PLANS AND AGREEMENTS

Section 2.1             Adoption of Existing BreitBurn Management Plans.  Effective on the IPO Date, BreitBurn Energy hereby assigns to BreitBurn Management, and BreitBurn Management hereby assumes the obligations of BreitBurn Energy under:

(a)           The BreitBurn Energy Company L.P. Unit Appreciation Plan for Officers and Key Individuals (“Founders Plan”);

(b)           The BreitBurn Energy Company L.P. Long Term Incentive Plan (“LTIP”); and

(c)           The BreitBurn Energy Company L.P. Unit Appreciation Plan for Employees and Consultants (“UAR Plan”).

Section 2.2             Employment Agreements.

(a)           Effective on the IPO Date, BreitBurn Energy hereby assigns to BreitBurn Management, and BreitBurn Management hereby assumes the obligations of BreitBurn Energy under, the Employment Agreement with James G. Jackson and BreitBurn Energy dated July 7, 2006 (the “Original Jackson Agreement”).

(b)           Effective on the IPO Date, BreitBurn Management will enter into and become a party to the following agreements:

(i)            Amended and Restated Employment Agreement with Randall Breitenbach and certain other parties dated October 10, 2006 (the “Breitenbach Agreement”);

(ii)           Amended and Restated Employment Agreement with Halbert Washburn and certain other parties dated October 10, 2006 (the “Washburn Agreement”, and collectively with the Breitenbach Agreement, the “Co-CEO Employment Agreements”); and

(iii)          Amendment dated October 10, 2006 to the Original Jackson Agreement (together with the Original Jackson Agreement, the “Jackson Agreement”, and collectively with the Co-CEO Employment Agreements, the “Employment Agreements”).

Certain phantom options have been granted and will be granted pursuant to the Co-CEO Employment Agreements and are referred to herein collectively as the “Phantom Option Plan.”

ARTICLE III

AMENDMENTS TO ADOPTED PLANS AND OUTSTANDING AWARDS

Section 3.1             Adoption by BreitBurn Management.  Effective on the IPO Date, BreitBurn Management shall be substituted for BreitBurn Energy in all appropriate places in the Adopted Plans and references to the “Board of Directors” in such Adopted Plans shall also mean, where applicable, the Board of Directors of BreitBurn Management.  Notwithstanding the foregoing sentence, BreitBurn Energy shall remain liable for the full and complete performance of its duties and obligations under the Adopted Plans.

Section 3.2             Amendments to Phantom Options under the Phantom Option Plan.  The phantom options previously granted pursuant to the Phantom Option Plan and outstanding on the IPO Date (the “Phantom Options”) shall automatically and without any other action required to be taken on the part of any of the Parties or any other Person be converted, effective on the IPO Date, into three separate awards pursuant to the terms of the Phantom Option Plan set forth in the Co-CEO Employment Agreements.

Section 3.3             Amendments to Founders Options under the Founders Plan.  The options granted pursuant to the Founders Plan and outstanding on the IPO Date (the “Founders Options”) shall automatically and without any other action required to be taken on the part of any of the Parties or any other Person be converted, effective on the IPO Date, into the following three separate awards, which shall be settled in cash:

(a)           a phantom unit based on the difference between (i) the value of a portion of the Base Price allocable to the operations attributable to properties of BreitBurn Energy not transferred to the Partnership (the “Retained Business”) and (ii) the value of a portion of one Partnership Interest plus Distributions allocable to the Retained Business, as determined on the basis of the most recently completed Partnership Valuation at the Exercise Date,

(b)           a phantom unit based on the difference between (i) the value of a portion of the Base Price allocable to the operations attributable to the properties of BreitBurn Energy transferred to the Partnership (the “Transferred Business”) and (ii) the IPO offering price for a common unit of the Partnership plus Distributions allocable to the Transferred Business up to the IPO Date, and

(c)           a phantom unit based on the difference in (i) the IPO offering price for a common unit of the Partnership and (ii) the closing sales price for a common unit of the Partnership on the Exercise Date as reported by such reporting service as the Board of Directors of BreitBurn Management may choose, plus distributions on a common unit from the IPO Date to the Exercise Date.

The general terms of the awards set forth in paragraphs (a), (b) and (c) above shall remain unchanged from the Founders Options, except as necessary or helpful to effectuate the conversion of such options as provided above. No new grants shall be made under the Founders Option Plan.

Section 3.4             Amendments to LTIP and Jackson PTUs.

(a)           Except as provided in Section 3.4(c) below, no change shall be made in the grants under the LTIP outstanding on the IPO Date.

(b)           The performance trust units covering incentive units (“PTUs”) granted under the LTIP after the IPO Date shall be as follows:

(i)            a portion of the grant shall be in restricted phantom units in the Partnership with the same economic and other terms as the existing PTU awards, but which may be settled at vesting at the option of the employee in cash or common units of the Partnership (net of any tax withholding), and

(ii)           the remaining portion of the grant, at the employee’s election, shall be provided (A) in PTUs with respect to Provident Energy Trust with the same economic and other terms as under the existing plan or (B) in restricted phantom interests in BreitBurn Energy with the same economic and other terms as under existing PTUs (but without a multiplier), but which upon vesting may be settled in cash or vested phantom units in BreitBurn Energy at the employee’s option.

(c)           The PTUs granted under the LTIP pursuant to the Jackson Agreement shall automatically be converted on the IPO Date into two separate and equal awards, which together shall have the same value as the PTUs prior to such conversion on the IPO Date, as set forth in Section 3.4(b)(i) and Section 3.4(b)(ii)(B) above.

(d)           With respect to restricted trust units (“RTUs”) granted after the IPO Date, employees will receive restricted phantom units in BreitBurn Energy and in the Partnership with the same general terms as the existing RTUs.

Section 3.5             UAR Plan.  No amendments are made to the UAR Plan other than as provided in Section 3.1 above and no new grants shall be made under the UAR Plan.

ARTICLE IV

IRC § 409A COMPLIANCE

Notwithstanding anything in the Adopted Plans or the Phantom Option Plan or the terms of any awards granted thereunder to the contrary, BreitBurn Management shall have the power to modify the Adopted Plans and the Phantom Option Plan and such awards as necessary for such plans and awards to comply with Section 409A of the Internal Revenue Code.

ARTICLE V

GENERAL PROVISIONS

Section 5.1             General Provisions.  All notices or other communications required or permitted under, or otherwise in connection with, this Agreement must be in writing and must be given by depositing same in the mail, addressed to the Person to be notified, postpaid and registered or certified with return receipt requested or by transmitting by national overnight courier or by transmitting by national overnight courier or by delivering such notice in person or by facsimile to such Party.  Notice given by mail, national overnight courier or personal delivery shall be effective upon actual receipt.  Notice given by facsimile shall be effective upon confirmation of receipt when transmitted by facsimile if transmitted during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not transmitted during the recipient’s normal business hours.  All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address, in each case as follows:

if to the BreitBurn Energy:

BreitBurn Energy Company L.P.
515 South Flower  Street, Suite 4800
Los Angeles, CA 90071
Attention:  Randall H. Breitenbach
                  Halbert S. Washburn
Fax:  (213) 225-5917

if to BreitBurn Management:

BreitBurn Management Company, LLC
515 South Flower  Street, Suite 4800
Los Angeles, CA 90071
Attention:  Randall J. Findlay
Fax:  (213) 225-5917

Section 5.2             Further Action.  The Parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 5.3             Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 5.4             Integration.  This Agreement constitutes the entire Agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 5.5             Creditors.  None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 5.6             Waiver.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 5.7             Counterparts.  This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the Parties hereto, notwithstanding that all such Parties are not signatories to the original or the same counterpart.  Each Party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 5.8             Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to the principles of conflicts of law.

Section 5.9             Invalidity of Provisions.  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 5.10           Amendment or Restatement.  This Agreement may be amended or restated only by a written instrument executed by each of the Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Effective Date.

BREITBURN ENERGY COMPANY L.P.

By:	Pro GP Corp., its General Partner

	By:	/s/ Randall J. Findlay
	Name:	Randall J. Findlay
	Title:	President

BREITBURN MANAGEMENT COMPANY, LLC

By:	/s/ Halbert S. Washburn
	Name:	Halbert S. Washburn
	Title:	Co-Chief Executive Officer